Goodwill	12 Months Ended
Mar. 31, 2026
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
6 - Goodwill
As of March 31, 2026 and 2025, the Company had a goodwill balance of $1,623.2 million and $1,620.0 million, respectively. The period-over-period changes in goodwill for the fiscal years ended March 31, 2026 and 2025 were due to foreign currency translation adjustments. The Company did not record any goodwill impairment for the fiscal years ended March 31, 2026, 2025 and 2024.